Amedisys Second Quarter 2021 Earnings Call Supplemental Slides August 5th, 2021 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

Our Key Areas of Focus

Strategic areas of focus and progress made during Q2'21

1 Organic Growth

- **Home Health***: Total same store admissions +20%, Total same store volume +12%
- **Hospice**: Admissions +2%, ADC -3%
- **Personal Care**: Billable hours / quarter -5%. Personal Care Network drove ~$1.0 revenue to Home Health and Hospice via care coordination

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- Current total voluntary turnover ~18.5%
- Focus on Business Development hiring and turnover, particularly in Hospice

3 Clinical Initiatives

- Quality: Amedisys Oct'20 release STARS score of 4.33 (SHP: 4.5 STARS)
- 99% of care centers at 4+ Stars based on internal calculation
- 44 Amedisys care centers rated at 5 Stars in the Oct'20 Release
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 47.5% (vs. 45.7% in 2Q'20)
  - Current PTA Ratio: 52.9% (vs. 48.2% in 2Q'20)
- Home health clinical productivity +1%

5 M&A

- Closed the acquisition of Contessa Health adding tech-enabled, risk-bearing, higher-acuity services to our product offering
- Closed the acquisition of a CON license for Home Health access in Westchester County, NY and Randolph County, NC

6 Regulatory

2021 Reimbursement

- Final Home Health industry rule net +1.9% increase
  - No-Pay RAP effective 1/1/21
- Final Hospice industry rule net +2.4% increase (effective 10/1/20)

2022 Reimbursement

- Proposed Home Health industry rule net +1.7% increase
  - Expansion of HHVBP to all 50 states beginning 1/1/22
- Final Hospice industry rule net +2.0% increase (effective 10/1/21)

**Note: Home Health same store volume is defined as admissions plus recertifications*

3

Highlights and Summary Financial Results (Adjusted): 2Q 2021(1) Home Health total same store volume +12%, total same store admissions +20%; Hospice same store admissions +2% Amedisys Consolidated Revenue Growth: +15% EBITDA: $84M (+26%) EBITDA Margin: 15.0% (+130 bps) EPS: $1.69 (+26%) 2Q’21 Net debt: $158.5M Net Leverage ratio: 0.5x Revolver availability: $490.3M CFFO: $68.0M Free cash flow (4): $64.3M DSO: 42.7 (vs. Q4’20 of 40.2 and down 1.2 days since Q1) Balance Sheet & Cash Flow 2Q’21 Same Store (2)(3) : Total Volume: +12% Total Admissions: +20% Other Statistics: Revenue per Episode(5): $2,986 (+6.0%) Total Cost per Visit: $99.39 (+7.5%) Medicare Recert Rate: 34.4% Home Health Growth Metrics: Billable hours/quarter: -5% Clients served: -6% Personal Care Same Store Volume (3): Admissions: +2% ADC: -3% Other Statistics: Revenue per Day: $158.67 (+2.0%) Cost per day: $85.33 (+7.8%) Hospice 2Q’21 2Q’21 2Q’21 Adjusted Financial Results(1) 2Q’21 The financial results for the three-month periods ended June 30, 2020 and June 30, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Same Store volume – Includes admissions and recertifications. Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center. Free cash flow is defined as cash flow from operations less routine capital expenditures and required debt repayments. Q2’20 free cash flow includes the receipt of CARES Act funds and payroll tax deferrals. Medicare sequestration suspended 5/1/20. $ in Millions, except EPS 2Q20 2Q21 % Change Sequential FY 2019 FY 2020 Home Health 290.2 349.3 0.20365265334252247 #REF! 1,256.4000000000001 1,249.174 Hospice 177.1 191.4 8.7% #REF! 623.20000000000005 750.14400000000001 Personal Care 17.7 17 -3.9548022598870018 #REF! 82 72.200999999999993 Total Revenue $484.99999999999994 $557.70000000000005 0.14989690721649507 #REF! $1,961.6000000000001 $2,071.5189999999998 Gross Margin % 0.44700000000000001 0.45400000000000001 #REF! 0.41399999999999998 0.44600000000000001 Adjusted EBITDA 66.400000000000006 83.8 0.26204819277108421 #REF! 225.3 273.5 0.13700000000000001 0.15025999641384255 #REF! 0.115 0.13200000000000001 Adjusted EPS $1.34 $1.69 0.26119402985074613 #REF! $4.4000000000000004 $6.11 Free cash flow (4) $130.5 $64.3 -0.50727969348659008 #REF! $192.8 $273.5

Our Revenue Sources: 2Q'21

Amedisys Consolidated Revenue


3.1%
34.3%
62.6%
Home Health
Hospice
Personal Care

Home Health Revenue


19.7%
13.1%
67.2%
Medicare FFS
Private Episodic
Per Visit

Hospice Revenue


5.8%
94.2%
Medicare FFS
Private

- **Home Health**: 320 care centers; 33 states & D.C.
- **Hospice**: 180 care centers; 35 states
- **Personal Care**: 14 care centers; 3 states
- **Total AMED: 514 care centers; 39 states and D.C.**

- **Medicare FFS**: Reimbursed over a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us over a 30-day period of care, majority of which range from 95% - 100% of Medicare rates
- **Per Visit**: Managed care, Medicaid and private payors reimbursing us per visit performed

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled **~97% of the Hospice care AMED provides, in line with overall hospice industry provision of care**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

5

Home Health and Hospice Segment (Adjusted) – 2Q 2021[1]

Home Health total volume growth +12%; Hospice Admit Growth +2%

HOME HEALTH $ in Millions	2Q20	2Q21
Medicare	192.9	234.8
Non-Medicare	97.3	114.5
Home Health Revenue	**$290.2**	**$349.3**
Gross Margin %	*42.9%*	*46.1%*
Pre-Corporate EBITDA [2]	**$53.2**	**$79.7**
	18.3%	*22.8%*

Operating Statistics		
Same Store Growth (3)(4)		
Total Volume	-3%	12%
Total Admissions	-9%	20%
Medicare Revenue per Episode (5)	$2,818	$2,986
Medicare Recert Rate	41.7%	34.4%
Total Cost per visit	$92.44	$99.39

HOSPICE $ in Millions	2Q20	2Q21
Medicare	167.0	180.4
Non-Medicare	10.1	11.0
Hospice Revenue	**$177.1**	**$191.4**
Gross Margin %	*49.1%*	*46.2%*
Pre-Corporate EBITDA [2]	**$46.5**	**$40.0**
	26.2%	*20.9%*

Operating Statistics		
Admit growth - same store (4)	-1%	2%
ADC growth - same store (4)	0%	-3%
ADC	12,513	13,254
Avg. discharge length of stay	94	97
Revenue per day (net)	$155.51	$158.67
Cost per day	$79.18	$85.33

Home Health Highlights

- Revenue per Episode up 6.0% (one additional month of sequestration benefit and 2021 rate increase +1.9%)
- Y/Y CPV up $6.95 (+7.5%, primarily due to an increase in contractor utilization, new hire pay, health costs and raises)
- Visits per Episode decreased 1.2 (~$6M)

Hospice Highlights

- Same store admit growth +2%
- Net revenue per day +2.0% (one additional month of sequestration benefit) and +2.4% Hospice rate update (effective 10/1/2020)
- Q2'21 Acquisition Contribution:
  - Revenue: $16.2M
  - Segment EBITDA: $3.0M ($2.6M net of corporate)

1. *The financial results for the three-month periods ended June 30, 2020 and June 30, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Pre-Corporate EBITDA does not include any corporate G&A expenses.*
3. *Same store information represents the percent change in volume or admissions for the period as a percent of the volume or admissions of the prior period.*
4. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
5. *Average Medicare revenue per completed episode reflects the transition to PDGM effective Jan. 1, 2020 and the suspension of sequestration effective May 1, 2020.*

6

General & Administrative Expenses – Adjusted (1,2)

Impacted by COVID-19, acquisitions and investments to drive volume growth

$ in Millions	2Q20	3Q20	4Q20	1Q21	2Q21
Home Health Segment - Total	71.3	78.6	80.5	80.0	81.3
% of HH Revenue	*24.6%*	*24.1%*	*24.4%*	*24.3%*	*23.3%*
Hospice Segment - Total	40.4	47.8	47.9	46.3	48.4
% of HSP Revenue	*22.8%*	*23.9%*	*23.5%*	*24.2%*	*25.3%*
Personal Care Segment - Total	3.1	3.0	3.0	3.1	3.1
% of PC Revenue	*17.5%*	*16.4%*	*17.2%*	*18.2%*	*18.1%*
Total Corporate Expenses	36.6	46.2	42.8	41.4	38.1
% of Total Revenue	*7.5%*	*8.5%*	*7.8%*	*7.7%*	*6.8%*
Total	151.4	175.7	174.2	170.8	170.9
% of Total Revenue	*31.2%*	*32.3%*	*31.6%*	*31.8%*	*30.7%*

	2Q20	3Q20	4Q20	1Q21	2Q21
Salary and Benefits	21.0	26.2	25.0	23.4	22.0
Other	11.0	15.2	13.2	12.7	11.6
Corp. G&A Subtotal	32.0	41.5	38.2	36.1	33.6
Non-cash comp	4.6	4.7	4.6	5.3	4.5
Adjusted Corporate G&A	36.6	46.2	42.8	41.4	38.1

Total G&A as a Percent of Revenue



34.0%
32.0%
30.0%
28.0%
31.2%
32.3%
31.6%
31.8%
30.7%
2Q20
3Q20
4Q20
1Q21
2Q21
G&A as a Percent of Revenue

Notes:

- **Year over year total G&A increased $20 million; however, total G&A as a percentage of revenue decreased 50 basis points**
  - Year over year G&A increase due to the AseraCare acquisition (~$5M = Hospice segment), a slowdown in prior year spend related to COVID-19, raises, higher health insurance costs, the addition of business development resources and care center administrative staff, investments related to PDGM and higher IT fees, partially offset by lower incentive comp accruals and higher gains on the sale of fleet vehicles
- **Total G&A as a percentage of revenue decreased 110 bps sequentially**

1. *The financial results for the three-month periods ended June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Adjusted G&A expenses do not include depreciation and amortization.*

7

Operational Excellence: Home Health Cost Per Visit (CPV)-Adjusted

YOY Total CPV impacted by planned wage increases, new hire pay, higher contractor utilization, and higher health insurance costs

Components	2Q'20	1Q'21	2Q'21	YoY Variance	Detail	Initiatives
Salaries	$63.03	$64.54	$65.02	$1.99	YoY and Sequential increases due to higher fixed new hire pay due to the timing of hires YoY increase also due to planned wage increases	Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases
Contractors	$3.05	$5.37	$5.10	$2.05	YoY increase driven by additional staffing needs due to COVID-19, turnover and growth	Focused efforts on filling positions with full-time clinicians
Benefits	$10.20	$10.95	$13.18	$2.98	YoY increase due to the impact of COVID-19 on health insurance costs (lower utilization in prior year and increased costs in current year due to high cost claimants) Sequential increase due to the seasonality of claims and increased costs due to high cost claimants	Focus on cost containment and spend optimization with specific focus on high cost claims
Transportation & Supplies	$6.89	$6.81	$6.78	$(0.11)		
***Visiting Clinician CPV**	**$83.17**	**$87.67**	**$90.08**	**$6.91**		
Clinical Managers	$9.27	$9.50	$9.31	$0.04	Fixed cost associated with non-visiting clinicians	Unit cost reduced as volume increases
Total CPV	$92.44	$97.17	$99.39	$6.95		

**Note: Direct comparison with industry competitors CPV calculation*


Cost Per Visit (CPV)
$100.00
$75.00
$50.00
$25.00
$83.17
$87.67
$90.08
2Q20
1Q21
2Q21
Salaries
Contractors
Benefits
Transportation

8

Driving Top Line Growth Home Health total volume growth remains strong. Hospice admissions and ADC, as well as Personal Care billable hours lagging due to prolonged COVID-19 impacts, staffing challenges specifically Home Health Total Volume Hospice ADC Personal Care Total Hours / Quarter

Industry Leading Quality Scores Note: Top Competitor Avg weighted by CCN count and includes LHC, Kindred, AFAM, EHC and BKD Metric OCT 19 Release JAN 20 Release APR 20 Release Oct 20 Release Quality of Patient Care 4.28 4.27 4.26 4.33 Entities at 4+ Stars 88% 86% 86% 92% Metric OCT 19 Release JAN 20 Release APR 20 Release Oct 20 Release Patient Satisfaction Star 3.97 3.71 3.79 4.28 Performance Over Industry +6% +6% +6% +7% Quality of Patient Care (QPC) Patient Satisfaction (PS) Amedisys maintains a 4-Star average in the Oct 2020 HHC preview with 92% of our providers (representing 95% of care centers) at 4+ Stars and 61% of our providers (representing 65% of care centers) at 4.5+ Stars 26 Amedisys providers (representing 44 care centers) rated at 5 Stars in the Oct 2020 HHC preview. CMS will hold the Oct 2020 HHC data constant (i.e., freeze the data) until the Jan 2022 HHC release.

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality Hospice Compare HIS and CAHPS reporting currently “frozen” and will resume reporting in Feb 2022

Debt and Liquidity Metrics Net leverage ~0.5x. Proforma for the Contessa acquisition and under the new Credit Facility, Net leverage ~1.4x Net debt defined as total debt outstanding ($191.8M) less cash ($33.3M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($316.2M). Liquidity defined as the sum of cash balance and available revolving line of credit. Cash per 6/30/21 10-Q less Provider relief fund advance ($58.3M). Outstanding Debt As of: 6/30/21 Pro Forma for Contessa Adjustments and Under New Credit Facility as of 6/30/21 42460 Pro Forma Adjustments Pro Forma Outstanding Revolver 30 280 -30 0 450 -New TLA Outstanding Term Loan 159.69999999999999 159.69999999999999 290.3 450 -159.69999999999999 -term Finance Leases 2.1 2.1 0 2.1 -30 - RC #REF! Total Debt Outstanding 191.79999999999998 441.8 260.3 452.1 -250 -purchase price #REF! Less: Deferred Debt Issuance Costs -2.2000000000000002 -2.2000000000000002 0 -2.2000000000000002 10.300000000000011 =remaining cash Total Debt - Balance Sheet 189.6 439.6 260.3 449.90000000000003 #REF! #REF! Total Debt Outstanding 191.8 441.8 260.3 452.1 #REF! Less Cash (4) -33.299999999999997 -33.299999999999997 -10.300000000000011 -43.600000000000009 Net Debt (1) 158.5 408.5 250 408.5 Leverage Ratio (net) (2) 0.53045515394912979 1.3671352074966532 1.3671352074966532 #REF! #REF! Credit Facility As of: 6/30/21 Pro Forma for Contessa Adjustments and Under New Credit Facility as of 6/30/21 #REF! Pro Forma Adjustments Pro Forma Term Loan 175 175 275 450 #REF! Revolver Size 550 550 0 550 #REF! Borrowing Capacity 725 725 275 1,000 #REF! Revolver Size 550 550 0 550 Outstanding Revolver -30 -,280 30 0 #REF! Letters of Credit -29.7 -29.7 0 -29.7 #REF! Available Revolver 490.3 240.3 30 520.29999999999995 38.9 Plus Cash (4) 33.299999999999997 33.299999999999997 10.300000000000011 43.600000000000009 1.0x Total Liquidity (3) 523.6 273.60000000000002 40.299999999999997 563.9

Credit Facility Amendment – Key Terms

<table>
<tr><th></th><th>Existing Facility</th><th>New Facility</th></tr>
<tr><td>Size and Structure</td><td>$725 million Senior Secured Credit Facility
• $550 million revolving credit facility
• $175 million Term Loan A</td><td>$1,000 million Senior Secured Credit Facility
• $550 million revolving credit facility
• $450 million Term Loan A</td></tr>
<tr><td>Maturity</td><td>Feb. 4, 2024</td><td>5 years from close</td></tr>
<tr><td>Pricing Grid (Current pricing highlighted</td><td>
<table>
<tr><th>Consolidated Total Leverage Ratio[1]</th><th>Drawn LIBOR Spread</th><th>Unused Fee</th></tr>
<tr><td>≥ 3.00x</td><td>200 bps</td><td>35.0 bps</td></tr>
<tr><td>≥ 2.00x</td><td>175 bps</td><td>30.0 bps</td></tr>
<tr><td>≥ 0.75x</td><td>150 bps</td><td>25.0 bps</td></tr>
<tr><td><0.75x</td><td>125 bps</td><td>20.0 bps</td></tr>
</table>
</td><td>
<table>
<tr><th>Consolidated Total Leverage Ratio[1]</th><th>Drawn Spread</th><th>Unused Fee</th></tr>
<tr><td>> 3.00x</td><td>200 bps</td><td>30.0 bps</td></tr>
<tr><td>> 2.00x</td><td>175 bps</td><td>25.0 bps</td></tr>
<tr><td>> 0.75x</td><td>150 bps</td><td>20.0 bps</td></tr>
<tr><td>≤ 0.75x</td><td>125 bps</td><td>15.0 bps</td></tr>
</table>
</td></tr>
<tr><td>Amortization</td><td>Term Loan A: 2.5% / 5.0% / 5.0% / 5.0% / 7.5%</td><td>Term Loan A: 2.5% / 2.5% / 5.0% / 5.0% / 5.0%</td></tr>
<tr><td>Financial Covenants</td><td>• Maximum Consolidated Total Leverage ratio of 3.00x; acquisition step-up to 4.00x once over life of deal with step-downs of 0.25x in each quarter thereafter back to 3.00x. Cash Netting permitted up to $50mm
• Minimum Consolidated Interest Coverage Ratio of 3.00x</td><td>• Maximum Consolidated Total Leverage ratio of 3.50x; acquisition step-up to 4.00x with one clear quarter between holidays. Cash Netting permitted up to $100mm
• Minimum Consolidated Interest Coverage Ratio of 3.00x</td></tr>
</table>

13

Cash Flow Statement Highlights (1) 2020 includes benefits of payroll tax deferral (COVID-19 relief). Total payroll tax deferral of ~$55.4M due back as ~$27.7M in December 2021 and ~$27.7M in December 2022. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. $ in Millions Q214 Q414 FY14 2Q15 4Q15 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 GAAP Net Income #REF! #REF! #REF! #REF! 12.9 11.4 8.9 15.2 4.53 14.66 -3.71 27.3 33.5 31.5 27.7 31.6 34 34.299999999999997 28 32 35.1 72.411000000000001 45.6 50.3 80.599999999999994 Changes in working capital #REF! #REF! #REF! 9.6 6.7 5.6 -8.1 -7.3 15.8 -11 -2 2.1 20.100000000000001 17.399999999999999 -25.3 12.6 -17.2 33.799999999999997 -47.5 71.3 -24.83 34.5 -18.3 -9.1 Depreciation and amortization #REF! #REF! #REF! #REF! 1.1000000000000001 1.6 4.4000000000000004 4.54 4.1900000000000004 3.98 3.6 3.1 3.2 3.4 2.9 5.2 4.4000000000000004 6 5.3 6.3 8.2840000000000007 8.8000000000000007 7.6 6.7 Non-cash compensation, includes 401(k) match expense #REF! #REF! #REF! #REF! #REF! 6.1 6.5 5.74 6.7 6.6 6.1 6.9 7.3 9 7.8 9.1999999999999993 9.6 9.1999999999999993 6.7 7.1230000000000002 7 7.3 6.2 Deferred income taxes #REF! #REF! #REF! #REF! -0.1 1.2 9.4 9.44 -1.86 9.6 34.950000000000003 2.9 6.2 5.8 5.4 3.3 2.6 11.9 -4.3 1.2 -5.3 1.274 -23.8 7.4 15.3 Other 0.1 1.1000000000000001 -11.1 1.2 1.9 -0.3 1 2.8 -1.4 -2.9 4.9000000000000004 2.1 5.8 19.8 18.82 -6.2 -0.3 -31.7 107278 Cash flow from operations #REF! #REF! #REF! #REF! 27.6 20.400000000000002 25.5 27.14 7.51 38.89 32.220000000000006 40.299999999999997 50.70000000000001 68.5 63.999999999999986 20.100000000000005 59.300000000000004 47.5 75.199999999999989 6 133.9 83.081999999999994 65.899999999999991 53.999999999999993 68 70000 177278 Capital expenditures - routine #REF! #REF! #REF! #REF! #REF! 5.5 5.9 -2.4 -1.4 -0.3 -1.2 -1.3 -0.1 -3.2 -0.8 -1.2 -0.3 -1.2 -1 -1.2 -0.3 -1.2 -2.4 -1.6 -1 Required debt repayments #REF! #REF! #REF! #REF! #REF! 6.4 5.6 -1.3 -1.3 -1.6 -1.3 -2.8 0 -0.6 -0.4 -0.6 -1.7 -1.5 -1.8 -1.6 -3.1 -2.7 -2.9 -2.7 -2.7 Free cash flow #REF! #REF! #REF! #REF! -0.9 0 0 23.44 4.8099999999999996 36.99 29.720000000000006 36.200000000000003 50.600000000000009 64.7 62.79999999999999 18.300000000000004 57.300000000000004 44.8 72.399999999999991 3.1999999999999997 130.5 79.181999999999988 60.599999999999994 49.699999999999989 64.3 Capital Deployment Acquisitions -63.3 -3.7 -4.0999999999999996 -4.0999999999999996 -20 0 -9.6 -2.2999999999999998 -1.8 0 -5.2 -,327.9 -17.5 0 0 -69.3 -,230.4 0 0.8 0 -2.5 Share Repurchases -4.5999999999999996 0 0 0 0 0 0 0 -,181.4 0 0 0 0 0 0 0 0 0 0 -72.900000000000006 -1.2 Total -67.899999999999991 -3.7 -4.0999999999999996 -4.0999999999999996 -20 0 -9.6 -2.2999999999999998 -183.20000000000002 0 -5.2 #REF! #REF! 0 0 -69.3 -,230.4 0 0.8 -72.900000000000006 -3.7 Cash Adjustments #REF! #REF! #REF! -6.3 -3.9 -1.8 -4.9000000000000004 -1.9 -27.4 -18.5 -0.1 -48 -94.1 -160.79999999999998 -303.10000000000002 -606.1 -1164.1999999999998 -2234.2999999999997 -4307.7999999999993 -8312.4999999999982 -16018.899999999998 -30873.599999999991 -59512.899999999987 -114717.99999999997 -221123.49999999994 #REF! #REF! #REF! 29.8 32.6 23.100000000000005 23.9 36.78 -57.78 55.480000000000004 40.140000000000008 19.800000000000011 -359.29999999999995 -31.399999999999977 -187.90000000000003 #REF! #REF! -2144.6999999999998 -4162.9999999999991 -8444.6999999999989 -16218.699999999997 -30715.23599999999 -59390.099999999984 -114764.39999999997 -221002.29999999993 DOJ settlement -35 Changes in working capital #REF! #REF! #REF! 12.8 -12.6 -28 -7.9 -14.4 16.8 -20 -18 -35.6 -56.8 -130.39999999999998 -240.79999999999998 -463.59999999999997 -891.59999999999991 -1726.3999999999999 -3322.3999999999996 -6403.9999999999991 -12344.399999999998 -23797.199999999997 -45867.999999999993 -88413.599999999977 -170423.19999999995 Cash Flow from Operations #REF! #REF! #REF! #REF! #REF! -4.899999999999995 15.999999999999998 22.380000000000003 -40.980000000000004 35.480000000000004 22.140000000000008 -15.79999999999999 -416.09999999999997 -161.79999999999995 -428.70000000000005 #REF! #REF! -3871.0999999999995 -7485.3999999999987 -14848.699999999997 -28563.099999999995 -54512.435999999987 -105258.09999999998 -203177.99999999994 -391425.49999999988 Capital expenditures - routine #REF! #REF! #REF! -4.0999999999999996 -2.6 -1.6 -0.1 -2.4 -1.4 -0.3 -1.2 -5.3 -8.1999999999999993 -15 -29.7 -58.2 -111.1 -214 -413 -796.3 -1534.4 -2957.7 -5701.4 -10989.8 -21183.3 Required debt repayments #REF! #REF! #REF! #REF! 0 -1.3 -1.3 -1.3 -1.3 -1.6 -1.3 -5.5 -9.6999999999999993 -18.100000000000001 -34.6 -67.900000000000006 -130.30000000000001 -250.90000000000003 -483.70000000000005 -932.80000000000007 -1797.7000000000003 -3465.1000000000004 -6679.3000000000011 -12874.900000000001 -24817.000000000004 Free cash flow #REF! #REF! #REF! #REF! #REF! -7.7999999999999945 14.599999999999998 18.680000000000003 -43.68 33.580000000000005 19.640000000000008 -26.599999999999991 -433.99999999999994 -194.89999999999995 -493.00000000000006 #REF! #REF! -4335.9999999999991 -8382.0999999999985 -16577.799999999996 -31895.199999999997 -60935.235999999983 -117638.79999999997 -227042.69999999992 -437425.79999999987 Capital Deployment Acquisitions -63.3 -3.7 -4.0999999999999996 -4.0999999999999996 -20 0 -9.6 -33.700000000000003 -63.300000000000004 -106.60000000000001 -213.20000000000002 -416.80000000000007 -799.90000000000009 -1536.5000000000002 -2966.4000000000005 -5719.6000000000013 -11022.400000000001 -21244.9 -40953.300000000003 -78940.200000000012 -152160.80000000002 Share Repurchases -4.5999999999999996 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Total -67.899999999999991 -3.7 -4.0999999999999996 -4.0999999999999996 -20 0 -9.6 -33.700000000000003 -63.300000000000004 -106.60000000000001 -213.20000000000002 -416.80000000000007 -799.90000000000009 -1536.5000000000002 -2966.4000000000005 -5719.6000000000013 -11022.400000000001 -21244.9 -40953.300000000003 -78940.200000000012 -152160.80000000002

Income Statement Adjustments (1) The financial results for the three-month periods ended June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Other (income) expense, net includes ~$31.1 million gain on Medalogix equity method investment for the three-month period ended June 30, 2021.

Contessa

Amedisys and Contessa: Summary

AMED + Contessa create a truly differentiated, tech-enabled, risk-bearing, higher-acuity, end-to-end, in-home care organization amedisys


Highest quality, data driven, end to end, value based care
Aging-in-Place

CONTESSA
HOME RECOVERY CARE

Merger Consideration

AMED acquired Contessa for $250 million purchase price funded via cash on hand and the amended credit facility – Purchase Price represents a 3.9x 2022 revenue multiple. Tech-enabled, healthcare services sector trades at ~6x 2022 revenue (SGFY: 7.7x, AGL: 6.9x, ALHC: 4.1x)

Services: Higher Acuity in the Home

Hospital @ Home, SNF @ Home – Contessa becomes AMED's platform for additional / new in-home service line expansion and risk-taking solutions

Partnerships

7 relationships with marquee health systems
(Pipeline of over 30 health systems and over 110 hospitals)

TAM Expansion

Significant TAM expansion opportunity from ~$44B to ~$73B

Revenue Growth

High revenue growth business (118% CAGR 2025 revenue)

Team & Org Design

Seasoned and professional management team key for success. Adds a separately reported fourth segment

Payor Services & Other Capabilities

Analytics, underwriting & actuarial, bundle pricing, claims payment system, value-based and other risk-based contracts, network management, care coordination

17

Contessa and Amedisys Current Geographic Reach

Multiple high quality hospital system relationships. Growth opportunity with established Contessa health system relationships by adding hospitals, and through an additional pipeline of active prospects. High interest & investment in model broadly

Marquee Health System Relationships

Marshfield Clinic Health System | Highmark Health | Mount Sinai | Prisma Health | CommonSpirit | Ascension Saint Thomas | Gundersen Health System

Current Overlap



Contessa Home Recovery
Amedisys Home Health
Amedisys Hospice

Expansion Opportunities

- Contessa is currently **targeting 133 health systems across 28 states** (numerous active conversations)
- Targeted JVs **have 38% and 49% overlap** with AMED HH and HSP, respectively
- AMED's **BD staff and Medicare Advantage contracting provide immediate benefit (Capture Rate) and growth opportunity (number of JV's)**
- Current target markets are primarily non-CON states - **AMED has flexibility re: M&A and De Novo to build out footprint**, clinically integrated model & RN capacity

18

Strategic Rationale

Mutually beneficial acquisition creates accelerated revenue growth opportunities for both Contessa and Amedisys, enhanced payor innovation platform, more robust data capabilities, and new hospital relationships with highly synergistic cross-selling opportunities

Expansion of Home-Based Services

Contessa acquisition adds **higher-acuity, home based care service offering** (Hospital at Home and SNF at Home) to AMED platform

High Revenue Growth Business

Contessa adds a line of business with **significant revenue growth opportunity to AMED**. Projecting annual revenue growth of 118% (2025)

Valued Based Payments

Medicare Advantage focused **bundled payment arrangements and risk-based payment capabilities** added to AMED MA relationships

AMED Core Business Growth

Home Health and Hospice admissions potential growth opportunity (organic and inorganic) from new and enhanced hospital relationships with current and future JV partners

Business Development

Ability to **utilize AMED Business Development staff** will further accelerate Contessa & AMED revenue growth opportunities

Future Service Line Expansion

Contessa and AMED collaboration on new care models will create a **differentiated, comprehensive, home-based service offering –** allowing AMED to play where others are unable

Nation Wide Access to Home Health

AMED **nation-wide home health footprint** gives Contessa access to industry leading quality home health clinicians and allows for faster expansion

19

Combination Expands Total Addressable Market (TAM)

Contessa's capabilities help to significantly expand the TAM of the in-home care services market for Amedisys amedisys
CONTESSA
HOME RECOVERY CARE
amedisys
Combined Home Health and Hospice
$44B
Home Health Industry
$26B
Hospice Industry
$18B
Total AMED
$2.1B
AMED HH
$1.2B
AMED HSP
$750M
Combined "Integrated Homecare" Market
$73B
Home Health Industry
$26B
Hospice Industry
$18B
PCP at Home
$11B
Hospital at Home
$10B
SNF @ Home
$5B
Pal Care at Home
$3B

Notes:

- Home Health, Hospice and Infusion represent all payor markets
- Primary Care at Home (PCP) represents top 8% acuity of MA members
- SNF at Home represents higher acuity SNF model vs. diversion opportunity
- Hospital at Home based on all payors inclusive of CMS developed program
- Palliative Care at Home represents top 2% acuity of MA members (not Part B palliative care)

20

Economics of Markets Near Maturity

Significant opportunity to scale current portfolio diversified across various sized markets

Per Episode Unit Economics[1] | **Opportunity At Scale**

Tier 3 Market #1



$7,016
30%
$2,119
8%
$595
17%
$1,179
Revenue
Contribution Margin
EBITDA Margin
EBITDA Margin At Scale

Current	At Scale
2 Current Admitting Locations	6 At Scale Admitting Locations
26% Current Episode Capture Rate[2]	25% At Scale Episode Capture Rate[2]
600 Current H@H[3] Episode Opportunity	2,450 At Scale H@H[3] Episode Opportunity

Tier 2 Market #1



$7,376
52%
$3,859
22%
$1,617
23%
$1,682
Revenue
Contribution Margin
EBITDA Margin
EBITDA Margin At Scale

Current	At Scale
2 Current Admitting Locations	11 At Scale Admitting Locations
15% Current Episode Capture Rate[2]	25% At Scale Episode Capture Rate[2]
1,575 Current H@H[3] Episode Opportunity	6,225 At Scale H@H[3] Episode Opportunity

Note: Market tiering based on population density and health system footprint (i.e., Tier 1 markets are more urban while Tier 3 markets are more rural).
1) Run-rate of trailing 6-months as of June 2021.
2) Capture rate defined as YTD GenMed episodes covered by Contessa divided by total GenMed episode opportunity based on admissions within the covered DRGs of contracted payers.
3) Inclusive of payer coverage current and projected Medicare Advantage, Commercial, and Managed Medicaid contracts.

21

2021 Guidance

Amedisys 2021 Updated Guidance Updated Revenue, EBITDA and EPS guidance ranges for FY 2021 reflect COVID impact and include Contessa and VNA acquisitions ($M except for EPS) Original Guidance Updated Guidance Post Q1 (Sequestration Only) AMED Core Performance Impact of Contessa and VNA Updated AMED Guidance Post Q2 Adjusted Revenue $2,275 - $2,315 $2,302 - $2,342 $2,230 - $2,245 $11 - $14 $2,241 - $2,259 Adjusted EBITDA $315 - $325 $342 - $352 $315 - $320 ($14) – ($12) $301 - $308 Adjusted EPS $6.25 - $6.47 $6.85 - $7.07 $6.37 - $6.49 ($0.34) – ($0.31) $6.03 - $6.18 Guidance Disclaimer COVID-19 has impacted the operating metrics typically used to forecast both growth and cost assumptions for both core Amedisys and Contessa. We are basing our guidance on our current operating environment. COVID-19 continues to evolve in both the disease itself as well as disruptions to the healthcare systems and the economy. Any future regulations or government interventions, spike in clinicians and BD staff on quarantine, reduction in elective procedures, change in patient behavior and further decline in senior living occupancy could impact our ability to achieve this guidance. Note: Adjusted numbers are ex-CARES Act funds

Environmental, Social, Governance (E.S.G.) Considerations

Environmental, Social, Governance (E.S.G.) Considerations Sustainable, high-quality, patient focused, home-based care model Environmental, Social, Governance Environmental Amedisys is dedicated to the sustainability of our business and the communities in which we serve Environmental health has a strong correlation with physical health A greener fleet – newer vehicles, in circulation for a shorter time, optimize fuel usage. Sophisticated scheduling practices reduce our clinicians’ driving time and fuel usage helping to minimize our carbon footprint Virtual care centers, along with flexible working schedules and locations, have created fewer emissions Social Amedisys strives to create an organizational culture and climate in which every individual is valued, all team members have a sense of belonging with one another and to the organization and feel empowered to do their best work Provider of Home Health and Hospice services to frail, elderly patients in their most preferred care location – their homes Highest quality Home Health company as measured by Quality of Patient Care Star scores (4.33 Stars) The Amedisys Foundation was formed to provide support to our patients and employees. The Amedisys Foundation has two funds: the Patients’ Special Needs Fund and the Amedisys Employees 1st Fund. The Patients’ Special Needs Fund provides financial assistance to our home health, hospice and personal care patients during a difficult time Governance Amedisys has a culture of compliance starting with oversight from the Board of Directors and cascading down to the care center level Our Board of Directors operates several sub-committees including: Quality Committee Compliance Committee Audit Committee Compensation Committee Nominating & Corporate Governance Committee Nominating and Corporate Governance Committee oversees our strategy on corporate social responsibility, including evaluating the impact of Company practices on communities and individuals, and develops and recommends to our Board of Directors for approval matters relating to the Company’s corporate social responsibility and ESG considerations